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                                                                  Exhibit 10.286

                           LIMITED GUARANTY AGREEMENT

     LIMITED GUARANTY AGREEMENT (this "Agreement") made as of the 4 day of August, 2004 by RRP HECHT, LLC, a Maryland limited liability company ("RRP Hecht"), having its principal place of business at 2901 Butterfield Road, Oak Brook, Illinois 60523, and REISTERSTOWN PLAZA ASSOCIATES, LLC, a Maryland limited liability company ("Reisterstown Plaza"), having its principal place of business at 2901 Butterfield Road, Oak Brook, Illinois 60523 (RRP Hecht and Reisterstown Plaza collectively referred to as the "Guarantor"), in favor of BEAR STEARNS COMMERCIAL MORTGAGE, INC., a New York corporation, having an address at 383 Madison Avenue, New York, New York 10179 ("Lender").

                                    RECITALS:

     A. Lender is prepared to make a loan (the "Loan") to Inland Reisterstown SPE I, L.L.C., a Delaware limited liability company ("SPE I") and to Inland Reisterstown SPE II, L.L.C., a Delaware limited liability company ("SPE II" and, collectively with SPE I, the "Borrower") to be evidenced by a certain promissory note of even date herewith in the principal amount of $49,650,000.00 made by Borrower to Lender (the "Note"). The Loan is being made pursuant to that certain Loan Agreement, dated as of the date hereof, by and among Borrower, Guarantor and Lender (the "Loan Agreement").

     B. Lender is unwilling to make the Loan unless Guarantor unconditionally (except as otherwise set forth herein) guarantees payment and performance to Lender of the Guaranteed Obligations (as herein defined). This Agreement is secured by, among other things, the Mortgage (as defined in the Loan Agreement) from Guarantor for the benefit of Lender which will encumber the Property (as defined in the Loan Agreement) located in Washington County, Maryland.

     C. Reisterstown Plaza is the sole member of SPE I and RRP Hecht is the sole member of SPE II, and each Guarantor will derive substantial benefit from the Loan. Guarantor enters into this Agreement to induce Lender to make the Loan.

                                    AGREEMENT

     NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Guarantor hereby represents, warrants. covenants and agrees for the benefit of Lender as follows:

     1. GUARANTY OF OBLIGATIONS. Guarantor hereby irrevocably and unconditionally guarantees to Lender (and its successors and assigns), jointly and severally, the payment and performance of the Guaranteed Obligations, upon the occurrence of an Event of Default under the Note or the Loan Agreement, whether by lapse of time, by acceleration of maturity or otherwise. NOTWITHSTANDING ANYTHING TO THE CONTRARY HEREIN OR IN THE OTHER LOAN DOCUMENTS, GUARANTOR'S LIABILITY HEREUNDER IS CONDITIONED UPON THE OCCURRENCE OF A DEFAULT BY BORROWER UNDER THE NOTE OR THE LOAN AGREEMENT. THE OBLIGATIONS OF THE GUARANTOR HEREUNDER REPRESENT A FUTURE CONTINGENT LIABILITY AND NOT A

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PRESENT LIABILITY. As used herein, the term "Guaranteed Obligations" shall mean the unpaid balance of the Debt (as defined in the Loan Agreement). This Guaranty is an irrevocable, absolute, continuing guaranty of payment and performance, is joint and several and is not a guaranty of collection. This Guaranty may not be revoked by Guarantor and shall continue to be effective with respect to any Guaranteed Obligations arising or created after any attempted revocation by Guarantor and after (if Guarantor is a natural person) Guarantor's death (in which event this Guaranty shall be binding upon Guarantor's estate and Guarantor's legal representatives and heirs). The fact that at any time or from time to time the Guaranteed Obligations may be increased or reduced shall not release or discharge the obligation of Guarantor to Lender with respect to Guaranteed Obligations. This Guaranty may be enforced by Lender and any subsequent holder of the Note and shall not be discharged by the assignment or negotiation of all or part of the Note. The Guaranteed Obligations and the liabilities and obligations of Guarantor to Lender hereunder, shall not be reduced, discharged or released because or by reason of any existing or future offset, claim or defense of Borrower, or any other party, against Lender or against payment of the Guaranteed Obligations, whether such offset, claim or defense arises in connection with the Guaranteed Obligations (or the transactions creating the Guaranteed Obligations) or otherwise. If all or any part of the Guaranteed Obligations, shall not be punctually paid when due, whether at maturity or earlier by acceleration or otherwise, Guarantor shall, immediately upon demand by Lender, and without presentment, protest, notice of protest, notice of non-payment, notice of intention to accelerate the maturity, notice of acceleration of the maturity, or any other notice whatsoever, pay in lawful money of the United States of America, the amount due on the Guaranteed Obligations to Lender at Lender's address as set forth herein. Such demand(s) may be made at any time coincident with or after the time for payment of all or part of the Guaranteed Obligations, and may be made from time to time with respect to the same or different items of Guaranteed Obligations. Such demand shall be deemed made, given and received in accordance with the notice provisions hereof. Notwithstanding the foregoing or any other provision hereof, the liability of the Guarantor hereunder shall be limited as set forth in
Section 9.4 of the Loan Agreement.

     2. UNIMPAIRED LIABILITY. The liability of Guarantor under this Agreement shall in no way be limited or impaired by, and Guarantor hereby consents to and agrees to be bound by, any amendment or modification of the provisions of the Note, the Loan Agreement, the Mortgage or any of the other Loan Documents (as defined in the Loan Agreement). In addition, the liability of Guarantor under this Agreement shall in no way be limited or impaired by (i) any extensions of time for performance required by the Note, the Loan Agreement, the Mortgage or any of the other Loan Documents, (ii) any sale or transfer of all or part of the Property, (iii) intentionally omitted, (iv) the accuracy or inaccuracy of the representations and warranties made by Borrower or Guarantor under the Note, the Loan Agreement, the Mortgage or any of the other Loan Documents or herein, (v) the release of Borrower or Guarantor or any other person from performance or observance of any of the agreements, covenants, terms or condition contained in the Loan Agreement, the Mortgage, the Note or the other Loan Documents by operation of law, Lender's voluntary act, or otherwise, (vi) the release or substitution in whole or in part of any security for the Note, or (vii) Lender's failure to record the Mortgage or file any UCC financing statements (or Lender's improper recording or filing of any thereof) or to otherwise perfect, protect, secure or insure any security interest or lien given as security for the Note; and, in any such case, whether with or without notice to Guarantor and with or without consideration.

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     3.   ENFORCEMENT. Lender may enforce the obligations of Guarantor without first resorting to or exhausting any security or collateral or without first having recourse to the Note, the Mortgage, or any other Loan Documents or any of the Property, through foreclosure proceedings or otherwise; provided, however, that nothing herein shall inhibit or prevent Lender from using on the Note, foreclosing, or exercising any power of sale under the Mortgage, or exercising any other rights and remedies thereunder, subject to the terms of Section 9.4 of the Loan Agreement.

     4. SURVIVAL. The obligations and liabilities of Guarantor under this Agreement shall fully survive indefinitely notwithstanding any termination, satisfaction, assignment, entry of a judgment of foreclosure, exercise of any power of sale, or delivery of a deed in lieu of foreclosure of the Mortgage.

     5. ATTORNEY'S FEES. Guarantor shall pay on demand all reasonable attorneys' fees and all other costs and expenses incurred by Lender in the enforcement of or preservation of Lender's rights under this Agreement including, without limitation, all attorneys' fees and expenses, investigation costs, and all court costs, whether or not suit is filed hereon, or whether at maturity or by acceleration, or whether before or after maturity, or whether in connection with bankruptcy, insolvency or appeal, or whether in connection with the collection and enforcement of this Agreement against any other Guarantor, if there be more than one. Guarantor agrees to pay interest on any expenses or other sums due to Lender under this section that are not paid when due, at a rate per annum equal to the Default Rate provided for in the Note. Guarantor's obligations and liabilities under this section shall survive any payment or discharge in full of the Guaranteed Obligations.

     6.   WAIVERS.

          (a) Guarantor hereby waives (i) any right or claim of right to cause a marshalling of any Guarantor's assets or to cause Lender to proceed against any of the security for the Loan before proceeding under this Agreement against Guarantor; (ii) and relinquishes all rights and remedies accorded by applicable law to Guarantor, except any rights of subrogation which Guarantor may have, provided that the guaranty provided for hereunder shall neither be contingent upon the existence of any such rights of subrogation nor subject to any claims or defenses whatsoever which may be asserted in connection with the enforcement or attempted enforcement of such subrogation rights including, without limitation, any claim that such subrogation rights were abrogated by any acts of Lender; (iii) the right to assert a counterclaim, other than a mandatory or compulsory counterclaim (or any counterclaim, the substantive claim of which Guarantor would not be able to assert if not asserted in a counterclaim), in any action or proceeding brought against or by Lender; (iv) notice of acceptance hereof and of any action taken or omitted in reliance hereon; (v) presentment for payment, demand of payment, protest or notice of nonpayment or failure to perform or observe, or other proof, or notice or demand; (vi) all homestead exemption rights against the obligations hereunder and the benefits of any statutes of limitations or repose; (vii) any assertion or claim that the automatic stay provided by 11 U.S.C. Section 362 (arising upon the voluntary or involuntary bankruptcy proceeding of Guarantor or Borrower) or any other stay provided under any other debtor relief law (whether statutory, common law, case law or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, which may be or become applicable, shall operate or be interpreted to stay, interdict, condition,

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reduce or inhibit the ability of Lender to enforce any of its rights, whether now or hereafter required, which Lender may have against Guarantor or the collateral for this Agreement; and, (viii) any modifications of this Agreement, the Loan Agreement, the Mortgage or the other Loan Documents or any obligation of Borrower or Guarantor relating to the Loan by operation of law or by action of any court, whether pursuant to the Bankruptcy Reform Act of 1978, as amended, or any other debtor relief law (whether statutory, common law, case law or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, or otherwise. Notwithstanding anything to the contrary contained herein, Guarantor hereby agrees to postpone the exercise of any rights of subrogation with respect to any collateral securing the Loan until the Loan shall have been paid in full.

          (b) GUARANTOR AND LENDER HEREBY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, THE RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM, WHETHER IN CONTRACT, TORT OR OTHERWISE, RELATING DIRECTLY OR INDIRECTLY TO THE LOAN, THE APPLICATION FOR THE LOAN, THE COMMITMENT FOR THE LOAN, THE LOAN AGREEMENT, THE DEED OF TRUST, THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR ANY ACTS OR OMISSIONS OF ANY LENDER IN CONNECTION THEREWITH.

     7. GUARANTOR'S REPRESENTATIONS AND WARRANTIES. Guarantor represents and warrants that:

          (a) if Guarantor is a corporation, partnership or limited liability company, it has the full corporate/partnership/limited liability company power and authority to execute and deliver this Agreement and to perform its obligations hereunder; the execution, delivery and performance of this Agreement by Guarantor has been duly and validly authorized; and all requisite corporate/partnership/limited liability company action has been taken by Guarantor to make this Agreement valid and binding upon Guarantor, enforceable in accordance with its terms;

          (b) if Guarantor is an individual, he/she is acting in an individual capacity and has full power and authority to make this Agreement valid and binding upon Guarantor, enforceable in accordance with its terms;

          (c) if Guarantor is a corporation, partnership or limited liability company, its execution of, and compliance with, this Agreement is in the ordinary course of business of that Guarantor and will not result in the breach of any term or provision of the charter, by-laws, partnership or trust agreement, articles of organization, operating agreement or other governing instrument of that Guarantor or result in the breach of any term or provision of, or conflict with or constitute a default under or result in the acceleration of any obligation under any agreement, indenture or loan or credit agreement or other instrument to which the Guarantor or the Property is subject, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Guarantor or the Property is subject;

          (d) if Guarantor is an individual, his/her execution of, and compliance with, this Agreement will not result in the breach of any term or provision of, or conflict with or constitute

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a default under or result in the acceleration of any obligation under any agreement, indenture or loan or credit agreement or other instrument to which Guarantor or the Property is subject, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Guarantor or the Property is subject;

          (e) to Guarantor's knowledge, there is no action, suit, proceeding or investigation pending or to the knowledge of Guarantor, threatened against it which, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of Guarantor, or in any material impairment of the right or ability of Guarantor to carry on its business substantially as now conducted, or in any material liability on the part of Guarantor, or which would draw into question the validity of this Agreement or of any action taken or to be taken in connection with the obligations of Guarantor contemplated herein, or which would be likely to impair materially the ability of Guarantor to perform under the terms of this Agreement;

          (f) it does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement;

          (g) no approval, authorization, order, license or consent of, or registration or filing with, any governmental authority or other person, and no approval, authorization or consent of any other party is required in connection with this Agreement;

          (h) this Agreement constitutes a valid, legal and binding obligation of Guarantor, enforceable against it in accordance with the terms hereof; and

          (i) Guarantor has filed all federal, state, county, municipal, and city income and other tax returns required to have been filed by it and has paid all taxes and related liabilities which have become due pursuant to such returns or pursuant to any assessments received by it; Guarantor does not know of any basis for any additional assessment in respect of any such taxes and related liabilities for prior years.

     8. NO WAIVER. No delay by Lender in exercising any right, power or privilege under this Agreement shall operate as a waiver of any such privilege, power or right.

     9.   TRANSFER OF LOAN.

          (a) Lender may, at any time, sell, transfer or assign the Note, the Loan Agreement, the Mortgage, this Agreement and the other Loan Documents, and any or all servicing rights with respect thereto, or grant participations therein or issue mortgage pass-through certificates or other securities evidencing a beneficial interest in a rated or unrated public offering or private placement (the "Securities"). Lender may forward to each purchaser, transferee, assignee, servicer, participant or investor in such Securities or any credit rating agency rating such Securities (the foregoing entities hereinafter collectively referred to as the "Investor") and each prospective Investor, all documents and information (including, but not limited to, financial information) which Lender now has or may hereafter acquire relating to Guarantor and the Property, whether furnished by Guarantor, any Guarantor (as defined in the Loan Agreement), or otherwise, as Lender determines necessary or desirable.

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          (b) Upon any transfer or proposed transfer contemplated above and by the Loan Agreement or the Mortgage, at Lender's request, Guarantor shall provide an estoppel certificate to the Investor or any prospective Investor in such form, substance and detail as Lender, such Investor or prospective Investor may require.

     10. NOTICES. All notices or other written communications hereunder shall be given in accordance with Section 10.6 of the Loan Agreement.

     11. SUBMISSION TO JURISDICTION. With respect to any claim or action arising hereunder, Guarantor (a) irrevocably submits to the nonexclusive jurisdiction of the courts of the State of New York and the United States District Court located in the State of New York, and appellate courts from any thereof, and (b) irrevocably waives any objection which it may have at any time to the laying on venue of any suit, action or proceeding arising out of or relating to this Agreement brought in any such court, and (c) irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

     12. NO THIRD-PARTY BENEFICIARY. The terms of this Agreement are for the sole and exclusive protection and use of Lender. No party shall be a third-party beneficiary hereunder, and no provision hereof shall operate or inure to the use and benefit of any such third party.

     13. DUPLICATE ORIGINALS; COUNTERPARTS. This Agreement may be executed in any number of duplicate originals and each duplicate original shall be deemed to be an original. This Agreement may be executed in several counterparts, each of which counterparts shall be deemed an original instrument and all of which together shall constitute a single Agreement. The failure of any party hereto to execute this Agreement, or any counterpart hereof, shall not relieve the other signatories from their obligations hereunder.

     14. NO ORAL CHANGE. This Agreement, and any provisions hereof, may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of any Guarantor or Lender, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

     15. HEADINGS, ETC. The headings and captions of various paragraphs of this Agreement are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.

     16. NUMBER AND GENDER/SUCCESSORS AND ASSIGNS. All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural as the identity of the person or persons referred to may require. Without limiting the effect of specific references in any provision of this Agreement, the term "Guarantor" shall be deemed to include the heirs, executors, administrators, legal representatives, successors and assigns of Guarantor, all of whom shall be bound by the provisions of this Agreement, provided that no obligation of any Guarantor may be assigned except with the written consent of Lender. Each reference herein to Lender shall be deemed to include its successors and assigns. This Agreement shall inure to the benefit of Lender and its respective successors and assigns forever.

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     17.  JOINT AND SEVERAL LIABILITY. If Guarantor consists of more than one person or entity, the obligations and liabilities of each such person hereunder are joint and several.

     18. RELEASE OF LIABILITY. Any one or more parties liable upon or in respect of this Agreement may be released without affecting the liability of any party not so released.

     19. RIGHTS CUMULATIVE. The rights and remedies herein provided are cumulative and not exclusive of any rights or remedies which Lender has under the Note, the Loan Agreement, the Mortgage, or the other Loan Documents or would otherwise have at law or in equity.

     20. INAPPLICABLE PROVISIONS. If any term, condition or covenant of this Agreement shall be held to be invalid, illegal or unenforceable in any respect, this Agreement shall be construed without such provision.

     21. GOVERNING LAW. This Agreement shall be deemed to be a contract entered into pursuant to the laws of the State of Maryland and shall in all respects be governed, construed, applied and enforced in accordance with the laws of the State of Maryland.

     22. MISCELLANEOUS. Wherever pursuant to this Agreement (i) Lender exercises any right given to it to approve or disapprove, (ii) any arrangement or term is to be satisfactory to Lender, or (iii) any other decision or determination is to be made by Lender, the decision of Lender to approve or disapprove, all decisions that arrangements or terms are satisfactory or not satisfactory and all other decisions and determinations made by Lender, shall be in the sole and absolute discretion of Lender and shall be final and conclusive, except as may be otherwise expressly and specifically provided herein.

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     IN WITNESS WHEREOF, this Agreement has been executed by Guarantor and is effective as of the day and year first above written.

                              GUARANTOR:

                              RRP HECHT, LLC, a Maryland limited liability company

                              By:   Reisterstown Plaza Holdings, LLC, a
                                    Maryland limited liability company, its sole
                                    member

                                By: Inland Reisterstown HC, L.L.C., a
                                    Delaware limited liability company, its sole
                                    manger

                                    By:   Inland Western Retail Real Estate
                                          Trust, Inc., a Maryland corporation,
                                          its sole member

                                          By:  /s/ Debra A. Palmer
                                               ----------------------
                                               Name:  Debra A. Palmer
                                               Title: Assistant Secretary


                              REISTERSTOWN PLAZA ASSOCIATES,
                              LLC, a Maryland limited liability company

                              By:   Reisterstown Plaza Holdings, LLC, a
                                    Maryland limited liability company, its sole
                                    member

                                By: Inland Reisterstown HC, L.L,C., a
                                    Delaware limited liability company, its sole
                                    manger

                                    By:   Inland Western Retail Real Estate
                                          Trust, Inc., a Maryland corporation,
                                          its sole member

                                          By:  /s/ Debra A. Palmer
                                               ----------------------
                                               Name:  Debra A. Palmer
                                               Title: Assistant Secretary